Registration No. 33-11371
1940 Act File No. 811-4982
Rule 497(e)

HEARTLAND GROUP, INC.

Heartland Select Value Fund • Heartland Value Plus Fund • Heartland Value Fund

Supplement Dated May 2, 2011 to

Prospectus Dated May 1, 2011

Closing of Heartland Value Plus Fund.

Effective as of close of business on May 16, 2011, the Heartland Value Plus Fund will be closed to most new investors. The closing is intended to promote long-term investments in the Fund, thereby contributing to a more stable asset base and the continued efficient management of the Fund. This decision was made after considering the current size of the Fund (approximately $2.1 billion as of March 31, 2011) and the availability of common stocks of smaller companies that meet the Fund’s investment criteria. To ensure that quality services are provided to existing and eligible new investors, no changes will be made to the various fees paid by the Fund.

If you are a shareholder in the Fund prior to May 16, 2011, you may make additional investments in the Fund and reinvest your dividends and capital gain distributions, even though the Fund has closed, unless Heartland Advisors considers such additional purchases not to be in the best interests of the Fund in which that account is maintained and its other shareholders.

Notwithstanding the closing of the Fund, you may open a new account in the Fund if that account meets the Fund's other criteria (for example, minimum initial investment) and:

o
You are already a shareholder either in your own name or as beneficial owner of shares held in someone else's name.  For example, someone holding shares for your benefit as a nominee, custodian or omnibus account may not open a new account for its own benefit or for the benefit of another customer.  However, you would be eligible to open a new account in your own name;

o
You are a shareholder with combined balances of $100,000 in any of the Heartland Funds, regardless of whether you hold those shares in your own name or as the beneficial owner of shares held in someone else's name;

o	You receive shares of the Fund as a gift from an existing shareholder of the Fund;

o	You are opening a traditional or Roth IRA account;

o	You are opening a trust account;

o	You are an employer-sponsored retirement account or any other qualified retirement or profit sharing plan (such as plans qualified under Sections 401, 403 and 457 of the Internal Revenue Code);

o	You are a director or officer of Heartland Funds, or a partner or employee of Heartland Advisors or its affiliates, or a member of the immediate family of any of those people;

o
You are a client of Heartland Advisors or you have an existing business relationship with Heartland Advisors and, in the judgment of Heartland Advisors, your investment in the Fund would not adversely affect Heartland Advisors’ ability to manage the Fund effectively;

o	You are a client of a registered investment advisor; or

o
You are purchasing Fund shares through a sponsored fee-based program and shares of the Fund are made available to that program pursuant to an agreement with Heartland Funds or ALPS Distributors and Heartland Funds or ALPS Distributors has notified the sponsor of that program that shares may be offered through such program and has not withdrawn that notification.

An employer-sponsored retirement account or any other qualified retirement or profit sharing plan that is a Fund shareholder may continue to buy shares in the ordinary course of the plan's operations, even for new plan participants.

The Fund may ask you to verify that you meet one of the guidelines above prior to permitting you to open a new account in the Fund. The Fund may decline to permit you to open a new account if the Fund either determines you do not meet these guidelines or the Fund reasonably concludes that allowing you to do so would not be in the best interests of the Fund and its shareholders, even though you may meet these guidelines.

The Fund's ability to impose the guidelines above with respect to accounts held by intermediaries may vary depending on the systems capabilities of those intermediaries, applicable contractual and legal restrictions and cooperation of those intermediaries.

The Fund does not permit multiple investors to pool their investments in order to meet the eligibility requirements, except as otherwise noted above.  Each individual in a pooled vehicle must meet one of the eligibility categories set forth above.

Call a Shareholder Services Representative directly at 1-800-432-7856 if you have questions about your ability to invest in the Value Plus Fund.